Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Stonestrom, Chief Executive Officer of Airspan Networks Holdings Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2021

	By:	/s/ Eric Stonestrom
	Name:	Eric Stonestrom
	Title:	Chief Executive Officer
(Principal Executive Officer)